Exhibit 99.7

SixmonthsofMigalastat Contentin Treatment AdultMale Reduces Patients PodocyteGlobotriaosylceramide withFabryDisease 1, 1, 2, Castelli J.2, Williams H.2, Mauer M.3 Najafian B. Sokolovskiy A. Barth J. 1.University of Washington, Seattle, WA; 2. Amicus Therapeutics; 3. University of Minnesota, Minneapolis Background Deficiency of -galactosidase-A in Fabry disease leads to accumulation of globotriaosylceramide (GL-3) inclusions in cells, causing organ damage. Progressive kidney failure is a major complication of Fabry disease. Results 240 220 200 180 160 140 120 100 80 60 40 20 0 Volume of GL-3 inclusions per podocyte Figure 4. (A) Plasma lyso-6000 Gb was reduced after 6 months 3 treatment. (B and C) The decrease in plasma lyso-Gb3 correlated with %change in GL-3 inclusion content of podocytes from baseline to 6 months. Podocytes are terminally differentiated cells with limited regeneration capacity. Recent studies suggest a key role for podocytes in Fabry nephropathy. In young Fabry patients, we showed that podocyte GL-3 accumulation occurs early, is progressive with age, and is associated with podocyte injury and proteinuria (Najafian et al. Kidney Int 2011). Reducing podocyte GL-3 burden may reduce progression of Fabry nephropathy. However, podocyte are far more resistant than other kidney cells to clear GL-3 following enzyme replacement therapy. 5000 4000 3000 BL 6M 2000 10% 0% -10% -20% -30% -40% -50% -60% -70% -80% 15% 10% 5% 0% -5% -10% -15% -20% -25% B C 1000 A 0 Baseline Migalastat (MIG) is an investigational pharmacologocal chaperone that stabilizes “amenable” mutant -gal-A and enhances its trafficking to lysosome. MIG reduced peritubular capillary endothelial cell GL-3 in 6 months (study 011). 6 Months BL 6M Figure 1. (A) Volume of GL-3 inclusions per podocyte was reduced from baseline (BL) to 6 months (6M) post-treatment. (B) A glomerulus from a Fabry patient at baseline; and (C) 6 months after migalastat. -30% -90% -80 -70 -60 -50 -40 -30 -20 -10 -80 -70 -60 -50 -40 -30 -20 -10 A B  Plasma Lyso-Gb3 (nmol/ml) Month 6 - Baseline  Plasma Lyso-Gb3 (nmol/ml) Month 6 - Baseline Podocyte Vol. vs. Podocyte Inclusion Vol. Changes After 6 Months of Migalastat Podocyte Inclusion Podocyte Volume Volume Density 15% 10% 5% 0% -5% -10% -15% -20% -25% -30% A 10% 0% -10% -20% -30% -40% -50% -60% -70% -80% -90% B 12000 0.50 0.45 10000 Materials and Methods 8 paired biopsies (baseline and 6 months post-migalastat) from male patients with “amenable” GLA mutations 4 paired biopsies R=0.98 P=0.00003 0.40 8000 0.35 6000 0.30 0.25 4000  Urine Protein/day (mg) Month 6 - Baseline  Urine Protein/day (mg) Month 6 - Baseline 0.20 2000 6 m 12 m 0.15 Figure 5. (A and B) There were statistical trends towards associations between 24-hr urine protein and % change in GL-3 inclusion content of podocytes. A B C Placebo Migalastat Open label extension 0 0.10 BL 6M BL 6M Figure 2. (A and B) GL-3 reduction in podocytes was closely paralleled by a reduction in podocyte volume. (C) Volume fraction of GL-3 inclusions in podocytes did not change during the 6 months migalastat treatment. Migalastat Migalastat Open label extension No statistically significant changes in eGFR, albuminuria or proteinuria over 6 months treatment. 4 paired biopsies Conclusions In patients with Fabry disease and “amenable” mutations, migalastat treatment led to a reduction in podocyte GL-3 within 6 months. This reduction correlated with proportional reduction in podocyte volume, leading to no significant change in GL-3 volume fraction in podocytes. 500 0 -500 -1000 -1500 -2000 -2500 -3000 -3500 800 P=0.01 700 P=0.002 600 500 R=0.82 p=0.02 The observed direct relationship between reduction in foot process width and GL-3 content in podocytes following 6 months of migalastat treatment is suggestive of reduced podocyte injury. 400 -4000 A B -120 -80 -40 0 40 80 120160 300  Foot Process Width (nm) Normal BL 6M * Asterisk indicates patients with no paired biopsies after 6 months migalastat (e.g. only BL and M6 on placebo) **Data includes all amenable male patients with ICF and paired assessable biopsies It will be crucial to confirm these findings in larger cohorts and examine if with longer treatment duration, podocytes further benefit from migalastat treatment. Figure 3. (A) Average foot process width in Fabry patients before or after 6 months treatment with migalastat was greater than values from 9 healthy control subjects . Foot process width was reduced in 5/7 and increased in 2/7 cases after 6 months MIG, but the change was not statistically significant. (B) The magnitude of foot process width reduction correlated with the magnitude of reduction in GL-3 inclusion volume in podocytes. Likewise, the magnitude of foot process width reduction correlated with the magnitude of reduction in GL-3 inclusion volume density in podocytes (R=0.82, p=0.02) and reduction in podocyte size (R=0.089, p=0.007). Biopsy structural parameters by electron microscopic stereology Vv(Inc/PC): Fraction of podocyte cytoplasm occupied by GL-3 inclusions V(PC): Average podocyte volume V(Inc/PC): Average volume of GL-3 inclusions per podocyte Future studies are needed to confirm if migalastat can prevent or ameliorate podocyte loss. This study shows that sensitive quantitative stereological methods can assess treatment efficacy in much shorter time periods (e.g. 6 months) than scoring methods. Other Parameters Age, eGFR, 24 hr urine protein, albumin/creatinine ratio, protein/creatinine ratio, plasma lyso Gb3, and peritubular capillary inclusion score (BLISS) This study was sponsored by a research contract from Amicus Therapeutics Study 011 Migalastat Baseline V(PC), µm3 V(Inc/PC), µm3 Foot Process Width (nm) V (Inc/PC), µm3 Vv(Inc/PC)  Vv(Inc/PC) Month 6 - Baseline % Vv(Inc/PC) Month 6 - Baseline % V(Inc/PC) Month 6 - Baseline % V(Inc/PC) Month 6 - Baseline Plasma Lyso-Gb3 (nmol/ml) P=NS P=NS P=0.004 R=0.69 P=0.06 R=0.64 P=0.09 Hypothesis MIG reduces GL-3 inclusion content in podocytes in patients with Fabry disease with amenable mutations. R=0.79 P=0.02 R=0.83 P=0.01 P=0.02 P=0.0004